_________________________________________________________________________


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                          _______________________



                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): February 14, 2000



                         CHAPARRAL RESOURCES, INC.
            (Exact Name of Registrant as Specified in Charter)



        DELAWARE                  0-7261                  84-0630863
    (State or Other            (Commission              (IRS Employer
      Jurisdiction             File Number)          Identification No.)
   of Incorporation)

    16945 Northchase, Suite 1620                      77060
           Houston, Texas                          (Zip Code)
  (Address of Principal Executive
              Offices)



    Registrant's telephone number, including area code: (281) 877-7100


_________________________________________________________________________



ITEM 5.  OTHER EVENTS

     LOAN AGREEMENT DEVELOPMENTS. On February 14, 2000, Chaparral Resources, Inc., a Delaware corporation (the "Registrant"), announced the finalization and first drawdown of $8.3 million under its $24.0 million loan agreement, as amended, with Shell Capital Services Limited ("Shell"). Subsequent drawdowns by the Registrant under the loan agreement must be at least $2.0 million. The loan bears interest at LIBOR plus 17.75% prior to completion of the development of the Karakuduk Field and at LIBOR plus 12.75% after completion. For purposes of the loan agreement, completion of the development of the Karakuduk Field will occur when (i) an independent engineer certifies that the proven developed reserves of the Karakuduk Field are at least 30 million barrels, (ii) average daily oil production from the Karakuduk Field is at least 13,000 barrels, (iii) daily water injection at the Karakuduk Field is at least 15,000 barrels, and (iv) successful implementation of a gas lift system for one well over a 24-hour period. Project completion must occur on or before September 30, 2001. The loan agreement requires that the Registrant comply with a number of covenants during the term of the loan, including the maintenance of certain financial ratios. The loan must be repaid on scheduled quarterly reduction dates beginning on the earlier of three months after the completion of the development of the Karakuduk Field or December 31, 2001. The Registrant can voluntarily repay the loan at any time upon payment of a fee. The loan matures on September 30, 2004.

     In connection with the loan agreement, the Registrant issued to Shell a warrant to purchase up to 15% of the Registrant's outstanding common stock, or 146,693 shares, with an exercise price of $15.45 per share. The Shell warrant is not exercisable until approximately 18 months after the date of its issuance and expires five years after the earliest of completion of the development of the Karakuduk Field or June 30, 2001.

     Since January 1999, the Registrant issued $13,339,769 of its 8% Non-Negotiable Convertible Subordinated Promissory Notes (the "Notes") to partially satisfy the equity infusion requirements of the loan agreement and facilitate first drawdown under the loan agreement. All of the Notes are identical, including the right to convert the outstanding principal balance of the Notes, together with interest thereon, into common stock of the Registrant at the conversion price of $1.86 per share. The Notes also contain anti-dilution and registration rights provisions. In order to comply with Nasdaq's marketplace rules, the conversion provisions of the Notes are required to be approved by the Registrant's stockholders. Upon approval of the conversion provision of the Notes by the stockholders, the Registrant will issue to the holders of the Notes 7,171,919 shares of common stock of the Registrant, representing 88% of the Registrant's outstanding common stock.

     RIGHTS OFFERING. The board of directors of the Registrant has authorized a rights offering of $6 to $10 million, or 3,225,806 to 5,376,344 shares of common stock of the Registrant, to its stockholders. The rights will be issued on a pro rata basis to the holders of the Registrant's common stock and will be exercisable at $1.86 per share. Other matters relating to the rights offering have not been finalized as of February 14, 2000, including the expiration date of the rights. To fulfill a condition of the loan agreement with Shell, two of the Registrant's largest stockholders have undertaken to subscribe for and purchase their full pro rata portion of the rights offering. The rights offering will be made only by means of a prospectus, after effectiveness of a registration statement to be filed by the Registrant with the United States Securities and Exchange Commission.

     STOCKHOLDER APPROVALS. The board of directors has authorized the Registrant to ask its stockholders to consider a proposal to approve (i) the conversion terms of the Notes and (ii) the terms of the proposed rights offering, including the setting of the record date for stockholders entitled to participate in the rights offering to a date after the date of conversion of the Notes. If the stockholders fail to approve the proposal, the interest rate on the Notes will, in accordance with their terms, increase to the lesser of 25% per annum or the maximum rate allowed by applicable law and the rights offering will most likely be abandoned. To avoid the Registrant being in default of the loan agreement, two stockholders of the Registrant have agreed to purchase $4 million of the Registrant's common stock at $1.86 per share if the rights offering is not completed by June 30, 2000.

     STOCK OPTION PLAN. The Registrant has instituted a stock option plan for its directors, employees and consultants. The Registrant has reserved 15% of its outstanding common stock, or 146,693 shares, for issuance under the stock option plan, a portion of which will be issued at $1.86 per share of common stock. The granting of stock options with an exercise price below the current market price of the Registrant's common stock will result in a charge to the Registrant's earnings for the period covering the granting of such options as compensation expense.

     DILUTION ISSUES. The Shell warrant and the Registrant's stock option plan contain anti-dilution provisions. Consequently, if the Registrant's stockholders approve the conversion provision of the Notes and a $10 million rights offering, the Shell warrant will represent the right to purchase up to 2,028,933 shares of the common stock of the Registrant and 2,028,933 shares of common stock of the Registrant will be reserved for issuance with the stock option plan.

     Stockholders that are not holders of the Notes will suffer significant dilution from 72.55%, as of February 14, 2000, to 7.31%, on a fully-diluted basis, assuming (i) the Notes are converted, (ii) all outstanding options and warrants, including the Shell warrant are fully exercised, (iii) the Registrant grants the maximum number of options permitted by the stock option plan and such options are fully exercised by the holders, and (iv) the conversion of the Registrant's outstanding Series A Convertible Preferred Stock, which contain anti-dilution provisions.

     The foregoing summary description of the loan agreement, the Shell warrant and the Notes is qualified in its entirety by the documents relating thereto filed by the Registrant with the United States Securities and Exchange Commission and by the Registrant's press release dated February 14, 2000 attached hereto as an exhibit and incorporated by reference.

     STOCKHOLDER PROPOSALS. In order to be eligible for inclusion in the proxy statement for the annual stockholder meeting for the year 2000, stockholder proposals must be received by the Registrant at its principal executive office by April 11, 2000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (c)  Exhibits.

NUMBER     EXHIBIT
------     -------

10.1 Accounts Agreement, dated February 8, 2000, among Chaparral Resources, Inc., Central Asian Petroleum (Guernsey) Limited, Closed Type JSC Karakudukmunay, Shell Capital Services Limited, ABN Amro Bank N.V., London Branch and The Law Debenture Trust Corporation p.l.c.
10.2 CRI Accounts Assignment, dated February 7, 2000, between Chaparral Resources, Inc. and The Law Debenture Trust Corporation p.l.c.
10.3 CAP(G) Accounts Assignment, dated February 7, 2000, between Central Asian Petroleum (Guernsey) Limited and The Law Debenture Trust Corporation p.l.c.
10.4 KKM Accounts Assignment, dated February 7, 2000, between Closed Type JSC Karakudukmunay and The Law Debenture Trust Corporation p.l.c.
10.5 CRI Assignment, dated February 8, 2000, between Chaparral Resources, Inc. and The Law Debenture Trust Corporation p.l.c.
10.6 CAP(G) Assignment, dated February 7, 2000, between Central Asian Petroleum (Guernsey) Limited and The Law Debenture Trust Corporation p.l.c.
10.7 KKM Assignment, dated February 7, 2000, between Closed Type JSC Karakudukmunay and The Law Debenture Trust Corporation p.l.c.
10.8 Assignment of Insurance Proceeds, dated February 7, 2000, between Chaparral Resources, Inc. and The Law Debenture Trust Corporation p.l.c.
10.9 KKM Assignment of Insurances, dated February 7, 2000, between Closed Type JSC Karakudukmunay and The Law Debenture Trust Corporation p.l.c.
10.10 Assignment of Reinsurance, dated February 8, 2000, among Closed Type JSC Karakudukmunay, Kazakinstrakh JSC, Schwarzmeer und Ostsee Insurance Co. Limited (Sovag) U.K. and The Law Debenture Trust Corporation p.l.c.
10.11 CRI-CAP(D) Pledge Agreement, dated February 7, 2000, between Chaparral Resources, Inc. and The Law Debenture Trust Corporation p.l.c.
10.12 KKM Pledge Agreement, dated February 7, 2000, between Central Asian Petroleum (Guernsey) Limited and The Law Debenture Trust Corporation p.l.c.
10.13 CRI-CAP(G) Loan Agreement, dated February 7, 2000, between Chaparral Resources, Inc. and Central Asian Petroleum (Guernsey) Limited.
10.14 CRI-CAP(G) Charge Over Shares, dated February 7, 2000, between Chaparral Resources, Inc. and The Law Debenture Trust Corporation p.l.c.
10.15 CAP(D)-CAP(G) Charge Over Shares, dated February 7, 2000, between Central Asian Petroleum, Inc. and The Law Debenture Trust Corporation p.l.c.
10.16 CAP(G)-KKM Loan Agreement, dated February 7, 2000, between Closed Type JSC Karakudukmunay and Central Asian Petroleum (Guernsey) Limited.
10.17 Security Trust Deed, dated February 7, 2000, among Chaparral Resources, Inc., Central Asian Petroleum (Guernsey) Limited, Central Asian Petroleum, Inc., Closed Type JSC Karakudukmunay, Shell Capital Services Limited and The Law Debenture Trust Corporation p.l.c.
10.18 Warrant Agreement, dated February 8, 2000, between Chaparral Resources, Inc. and Shell Capital Limited.
10.19 Supplemental Agreement, dated February 10, 2000, among Shell Capital Limited, Shell Capital Services Limited, Chaparral Resources, Inc., Central Asian Petroleum (Guernsey) Limited, Closed Type JSC Karakudukmunay and Central Asian Petroleum, Inc.
10.20 Technical Services Agreement, dated February 8, 2000, Shell Capital Services Limited and Closed Type JSC Karakudukmunay.
10.21 Contract of Insurance No. 158, dated December 29, 1999, between the Overseas Private Investment Corporation and Chaparral Resources, Inc.
10.22 Amendment No. 1 to Contract of Insurance No. F158, dated as of February 4, 2000, between the Overseas Private Investment Corporation and Chaparral Resources, Inc.
10.23 Trade Confirmation, dated February 11, 2000, between Deutsche Bank AG New York and Chaparral Resources, Inc.
10.24 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Patrick McGee.
10.25 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Whittier Ventures, LLC.
10.26 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Pecos Joint Venture.
10.27 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Thomas G. Murphy.
10.28 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Duncan Lee.
10.29 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Marathon Special Opportunity Fund.
10.30 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and William Keller.
10.31 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Global Undervalued Securities Fund, LP.
10.32 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Cord Family Exempt Trust.
10.33 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Cord Capital, LLC.
10.34 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Capco Energy, Inc.
10.35 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Rose Dosti IRA UTA Charles Schwab Inc. Contributory DTD.
10.36 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and John G. McMillian.
10.37 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Akin, Gump, Strauss, Hauer & Feld, L.L.P.
10.38 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Helen Jacobs Strauss Trust.
10.39 Subordination Agreement, dated January 28, 2000, between Chaparral Resources, Inc., Shell Capital Services Limited and Allen & Company Incorporated.
10.40 8% Non-Negotiable Convertible Subordinated Promissory Note, dated December 10, 1999, principal amount $150,000, to Cord Family Exempt Trust.
10.41 8% Non-Negotiable Convertible Subordinated Promissory Note, dated December 10, 1999, principal amount $100,000, to Cord Capital, LLC.
10.42 8% Non-Negotiable Convertible Subordinated Promissory Note, dated December 15, 1999, principal amount $500,000, to Capco Energy, Inc.
10.43 8% Non-Negotiable Convertible Subordinated Promissory Note, dated January 7, 2000, principal amount $150,000, Rose Dosti IRA UTA Charles Schwab Inc. Contributory DTD.
10.44 8% Non-Negotiable Convertible Subordinated Promissory Note, dated January 14, 2000, principal amount $250,000, to Capco Energy, Inc.
10.45 8% Non-Negotiable Convertible Subordinated Promissory Note, dated January 19, 2000, principal amount $250,000, to John G. McMillian.
10.46 8% Non-Negotiable Convertible Subordinated Promissory Note, dated January 19, 2000, principal amount $200,000, to Akin, Gump, Strauss, Hauer & Feld.
10.47 8% Non-Negotiable Convertible Subordinated Promissory Note, dated January 21, 2000, principal amount $250,000, to Helen Jacobs Strauss Trust.
10.48 8% Non-Negotiable Convertible Subordinated Promissory Note, dated January 27, 2000, principal amount $750,000, to Allen & Company Incorporated.
10.49 8% Non-Negotiable Convertible Subordinated Promissory Note, dated February 9, 2000, principal amount $100,000, to EcoTels International Limited.
10.50 8% Non-Negotiable Convertible Subordinated Promissory Note, dated February 9, 2000, principal amount $100,000, to Helen Jacobs Strauss Trust.
10.51 8% Non-Negotiable Convertible Subordinated Promissory Note, dated February [10], 2000, principal amount $1,250,000, to Allen & Company Incorporated.
99.1       Press Release, dated February 14, 2000, of Chaparral Resources,
           Inc.



                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHAPARRAL RESOURCES, INC.



Date: March 22, 2000          By:  /s/ Michael B. Young
                                   -------------------------------------
                                   Michael B. Young, Treasurer